Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2020
December 18, 2020
Portfolio Holdings Disclosure Policy
Effective December 31, 2020, the Portfolio Holdings Disclosure Policy on page 38, as it relates to Harbor Focused International Fund is hereby revised as follows:
Harbor Focused International Fund’s full portfolio holdings are published quarterly on the 15th day following quarter end on harborfunds.com. In addition, the Fund’s top ten portfolio holdings as a percent of its total net assets will be published quarterly on the 10th day following quarter end on harborfunds.com.
Investors Should Retain This Supplement For Future Reference
S1220.P.IG